Supplement
                              dated August 15, 1997
                       to the Prospectus dated May 1, 1997
                       for the TIAA Separate Account VA-1

As a result of recent legislation, TIAA will no longer be exempt from federal income tax under Section 501(a) of the Internal Revenue Code, beginning January 1, 1998. We believe that the investments in the Separate Account VA-1 should generate no federal income tax liability as a result of this change.

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